UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 20, 2021, Adaptimmune Therapeutics plc (the “Company” or “Adaptimmune”) entered into a Deed of Variation with MEPC Milton Park No. 1 Limited and MEPC Milton Park No. 2 Limited (“MEPC”) relating to variations of the lease of 39 Innovation Drive, Milton Park, Oxfordshire, U.K. (the “39 Innovation Drive Lease Variation”) and entered into a Rent Security Deposit Deed relating to the leases of 39 Innovation Drive and 60 Jubilee Avenue, Milton Park (the “Rent Security Deposit Deed”).

Through the Rent Security Deposit Deed MEPC acknowledges that the Company has deposited £1,255,000 in respect of the 60 Jubilee Avenue lease and £262,296.60 in respect of the 39 Innovation Drive lease. Each of these deposits will be repaid to the Company provided that the conditions set forth in the Rent Security Deposit Deed are fulfilled by the Company or, alternatively, if the relevant lease is assigned, surrendered or expires. Although the deposits are contractually separate in respect of each lease they can be used interdependently by MEPC in respect of a breach of either lease by the Company. These agreements were entered into pursuant to an agreement between the Company and MEPC dated August 13, 2021, a copy of which was filed as Exhibit No 10.1 to a Form 8-K filed with the Securities and Exchange Commission on August 13, 2021. The foregoing descriptions of the 39 Innovation Drive Lease Variation and the Rent Security Deposit Deed are qualified in their entirety by reference to the full text of such documents, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

10.1	Deed of Variation dated August 20, 2021, between MEPC Milton Park No 1 Limited and MEPC Milton Park No. 2 Limited and Adaptimmune Limited relating to a lease of 39 Innovation Drive, Milton Park.

10.2

Rent Security Deposit Deed dated August 20, 2021, between MEPC Milton Park No 1 Limited and MEPC Milton Park No. 2 Limited, Adaptimmune Limited and Adaptimmune Therapeutics plc relating to 39 Innovation Drive and 60 Jubilee Avenue, Milton Park.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: August 20, 2021	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary